SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 12, 2002



                            FIDELITY FEDERAL BANCORP
                            ------------------------
             (Exact name of Registrant as specified in its charter)


         Indiana                         0-22880                 38-1894432
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)



     18 NW Fourth Street P.O. Box 1347, Evansville, Indiana        47706
     ------------------------------------------------------        -----
             (Address of Principal Executive Offices)             Zip Code


                                 (812) 429-0921
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On July 12, 2002, Fidelity Federal Bancorp issued the press release attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1     Press release, dated, July 12, 2002.




                                      * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIDELITY FEDERAL BANCORP
                                         (Registrant)



Date:  July 15, 2002                     By: /s/ DONALD R. NEAL
                                             -----------------------------
                                             Donald R. Neal
                                             President

                                INDEX TO EXHIBITS
                                -----------------


          Exhibit No.                        Description
          -----------                        -----------
             99.1                            Press Release dated July 12, 2002